UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2014

McGRATH RENTCORP

(Exact name of registrant as specified in its Charter)

California

(State or other jurisdiction of incorporation)

0-13292	94-2579843
(Commission File Number)	(I.R.S. Employee Identification No.)

5700 Las Positas Road, Livermore, CA 94551-7800

(Address of principal executive offices)

(925) 606-9200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2014, the board of directors (the “Board) of McGrath RentCorp (the “Company”) appointed Elizabeth (Liz) Fetter as a member of the Company’s Board. In connection with Ms. Fetter’s appointment to the Board, the Board amended the amended and restated bylaws of the Company (the “Bylaws”) to increase the size of the Board as described below in Item 5.03. The Board further appointed Ms. Fetter to the audit committee and compensation committee of the Board. Ms. Fetter will be eligible to receive the standard compensation paid to non-employee directors in the form of a grant of restricted stock units with a fair value of $76,192, which is a pro-rated amount based on Ms. Fetter’s date of appointment.

Ms. Fetter served as a member of the board of directors of Symmetricom, Inc., a provider of timekeeping technologies, instruments, and solutions, beginning in 2000 and was appointed as president and chief executive officer of Symmetricom in April 2013. She served in these capacities until Symmetricom’s acquisition by Microsemi Corporation in November 2013. She previously served as president and chief executive officer of NxGen Modular LLC, a provider of modular buildings and assemblies, in 2011 and 2012. In 2007, Ms. Fetter was the president, chief executive officer, and a director of Jacent Technologies, a privately held supplier of on-demand ordering solutions for the restaurant industry. Ms. Fetter served on the boards of Quantum Corporation, a data storage company, from 2005 until August 2013 and Ikanos Corporation, a provider of broadband solutions, from June 2008 to August 2009. She has held the position of chair of the board of trustees of Alliant International University, where she served as a trustee from 2004 to February 2013. Ms. Fetter holds an Advanced Professional Director Certification from the American College of Corporate Directors, a public company director education and credentialing organization.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 25, 2014, the Board amended Section 3.2 of the Company’s Bylaws to increase the number of members of the Board from seven to eight.

A copy of the amendment to the Bylaws is attached hereto as Exhibit 3.3.

Item 7.01	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 26, 2014, the Company issued a press release announcing that on February 25, 2014, it appointed Ms. Fetter to the Board as described in Item 5.02 above. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 of Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

3.3	Amendment to the Amended and Restated Bylaws, dated as of February 25, 2014.

99.1	Press Release, dated February 26, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McGRATH RENTCORP

Dated: March 3, 2014
	By:	/s/ Randle F. Rose
Randle F. Rose
Senior Vice President, Chief Administrative Officer and Secretary

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